Debt - Schedule of Future Maturities of Debt (Detail) $ in Millions	Dec. 31, 2016 USD ($)
Long Term Debt By Maturity [Abstract]
2017	$ 0.0
2018	0.0
2019	6.9
2020	17.5
2021	17.5
2022 and thereafter	558.1
Total	$ 600.0	[1]

[1]	Excludes unamortized debt issuance costs of $11.3 million and a discount of $1.7 million which do not represent contractual commitments with a fixed amount or maturity date.